SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen VA Omega Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Omega Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s retail fund counterpart, Evergreen Omega Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen Omega Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $1 billion	0.52%
Over $1 billion	0.41%

September 22, 2006	577612 (9/06)